                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 13, 2002
                        (Date of earliest event reported)



                           HELLER FUNDING CORPORATION
                           --------------------------
                 HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-1
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



      333-30207-01                                       36-4165546
      ------------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                                60661
-----------------------------------------                                -----
 (Address of principal executive offices)                             (Zip Code)


                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Attached, for the Distribution Date of June 13, 2002, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of June 13, 2002.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 21, 2002


                                                  HELLER FUNDING CORPORATION



                                                  By:      /s/ Michele D. Pierce
                                                           ---------------------
                                                           Michele D. Pierce
                                                  Title:   Vice President

                                 EXHIBIT INDEX


Exhibit
Number   Document Description
------   --------------------

99 Heller Funding Corporation - Monthly Report for the Distribution Date June 13, 2002